Exhibit 99.2

DTE Energy®

Full Year 2008

Supplemental Financial Information

December 31, 2008

Full Year 2008 Supplemental Financial Information December 31, 2008

DTE Energy Company
Consolidated Statements of Financial Position

	December 31
(in Millions)	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$86	$123
Restricted cash	86	140
Accounts receivable (less allowance for doubtful accounts of $265 and $182, respectively)
Customer	1,666	1,658
Other	166	514
Accrued power and gas supply cost recovery revenue	22	76
Inventories
Fuel and gas	333	429
Materials and supplies	206	204
Deferred income taxes	227	387
Derivative assets	316	181
Other	220	196
Current assets held for sale	—	83

	3,328	3,991

Investments
Nuclear decommissioning trust funds	685	824
Other	595	446

	1,280	1,270

Property
Property, plant and equipment	20,065	18,809
Less accumulated depreciation and depletion	(7,834)	(7,401)

	12,231	11,408

Other Assets
Goodwill	2,037	2,037
Regulatory assets	4,231	2,786
Securitized regulatory assets	1,001	1,124
Intangible assets	70	25
Notes receivable	115	87
Derivative assets	140	199
Prepaid pension assets	—	152
Other	157	116
Noncurrent assets held for sale	—	547

	7,751	7,073

Total Assets	$24,590	$23,742

DTE Energy Company
Consolidated Statements of Financial Position

	December 31
(in Millions, Except Shares)	2008	2007
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$899	$1,189
Accrued interest	119	112
Dividends payable	86	87
Short-term borrowings	744	1,084
Current portion long-term debt, including capital leases	362	454
Derivative liabilities	285	281
Deferred gains and reserves	3	400
Other	515	566
Current liabilities associated with assets held for sale	—	48

	3,013	4,221

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,458	5,576
Securitization bonds	932	1,065
Trust preferred-linked securities	289	289
Capital lease obligations	62	41

	7,741	6,971

Other Liabilities
Deferred income taxes	1,958	1,824
Regulatory liabilities	1,202	1,168
Asset retirement obligations	1,340	1,277
Unamortized investment tax credit	96	108
Derivative liabilities	344	450
Liabilities from transportation and storage contracts	111	126
Accrued pension liability	871	68
Accrued postretirement liability	1,434	1,094
Nuclear decommissioning	114	134
Other	328	318
Noncurrent liabilities associated with assets held for sale	—	82

	7,798	6,649

Commitments and Contingencies

Minority Interest	43	48

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,019,596 and 163,232,095 shares issued and outstanding, respectively	3,175	3,176
Retained earnings	2,985	2,790
Accumulated other comprehensive loss	(165)	(113)

	5,995	5,853

Total Liabilities and Shareholders’ Equity	$24,590	$23,742

DTE Energy Company
Consolidated Statements of Cash Flows

	Year Ended December 31
(in Millions)	2008	2007
Operating Activities
Net income	$546	$971
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	899	926
Deferred income taxes	348	144
Gain on sale of non-utility business	(128)	(900)
Other asset (gains), losses and reserves, net	(4)	(9)
Gain on sale of interests in synfuel projects	(31)	(248)
Impairment of synfuel projects	—	4
Partners’ share of synfuel project gains (losses)	2	(188)
Contributions from synfuel partners	14	229
Cumulative effect of accounting changes	—	—
Changes in assets and liabilities, exclusive of changes shown separately	(87)	196

Net cash from operating activities	1,559	1,125

Investing Activities
Plant and equipment expenditures — utility	(1,183)	(1,035)
Plant and equipment expenditures — non-utility	(190)	(264)
Acquisitions, net of cash acquired	—	—
Proceeds from sale of interests in synfuel projects	84	447
Refunds to synfuel partners	(387)	(115)
Proceeds from sale of non-utility business	253	1,262
Proceeds from sale of other assets, net	25	85
Restricted cash	54	6
Proceeds from sale of nuclear decommissioning trust fund assets	232	286
Investment in nuclear decommissioning trust funds	(255)	(323)
Other investments	(156)	(19)

Net cash from (used) for investing activities	(1,523)	330

Financing Activities
Issuance of long-term debt	1,310	50
Redemption of long-term debt	(446)	(393)
Repurchase of long-term debt	(238)	—
Short-term borrowings, net	(340)	(47)
Issuance of common stock	—	—
Repurchase of common stock	(16)	(708)
Dividends on common stock	(344)	(364)
Other	(10)	(6)

Net cash used for financing activities	(84)	(1,468)

Net Increase (Decrease) in Cash and Cash Equivalents	(48)	(13)
Cash and Cash Equivalents Reclassified (to) from Assets Held for Sale	11	(11)
Cash and Cash Equivalents at Beginning of Period	123	147

Cash and Cash Equivalents at End of Period	$86	$123

The Detroit Edison Company
Consolidated Statements of Operations

	Year Ended December 31
(in Millions)	2008	2007
Operating Revenues	$4,874	$4,900

Operating Expenses
Fuel and purchased power	1,778	1,686
Operation and maintenance	1,322	1,422
Depreciation and amortization	743	764
Taxes other than income	232	277
Asset (gains) and reserves, net	(1)	8

	4,074	4,157

Operating Income	800	743

Other (Income) and Deductions
Interest expense	293	294
Interest income	(6)	(7)
Other income	(51)	(40)
Other expenses	47	30

	283	277

Income Before Income Taxes	517	466

Income Tax Provision	186	149

Reported Earnings	331	317

Adjustments
Detroit Thermal reserve	—	17
Regulatory asset surcharge	—	6

	—	23

Operating Earnings	$331	$340

Michigan Consolidated Gas Company
Consolidated Statement of Operations

	Year Ended December 31
(in Millions)	2008	2007
Operating Revenues	$2,115	$1,842

Operating Expenses
Cost of gas	1,351	1,139
Operation and maintenance	464	422
Depreciation and amortization	102	93
Taxes other than income	47	55
Asset (gains), net	(26)	(3)

	1,938	1,706

Operating Income	177	136

Other (Income) and Deductions
Interest expense	65	60
Interest income	(8)	(10)
Other income	(11)	(12)
Other expenses	13	4

	59	42

Income Before Income Taxes	118	94

Income Tax Provision	38	23

Reported Earnings	80	71

Adjustments
Performance Excellence Process	4	6
GCR disallowance	—	6

	4	12

Operating Earnings	$84	$83

DTE Energy Debt/Equity Calculation
As of December 31, 2008
($ millions)

Short-term borrowings	$744
Current portion of long-term debt, including capital leases	362
Mortgage bonds, notes and other	6,458
Securitization bonds	932
Capital lease obligations	62
less MichCon short-term debt	(522)
less Securitization bonds, including current portion	(1,065)

Total debt	6,971

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,010

Total capitalization	$13,270

Debt	52.5%
Preferred	2.2%
Common shareholders’ equity	45.3%

Total	100.0%

Sales Analysis — Q4 2008
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2008	Q4 2007	% Change

Residential	3,537	3,806	-7%
Commercial	4,573	4,986	-8%
Industrial	3,012	3,364	-10%
Other	811	839	-3%

	11,933	12,995	-8%
Choice*	377	629	-40%

TOTAL SALES	12,310	13,624	-10%

* Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2008	Q4 2007	% Change

Residential	400,449	410,328	-2%
Commercial	431,144	446,154	-3%
Industrial	208,767	205,486	2%
Other	44,022	50,296	-12%
	1,084,382	1,112,264	-3%
Choice*	10,622	12,149	-13%

TOTAL REVENUES	1,095,004	1,124,413	-3%

* Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q4 2008	Q4 2007	% Change

Residential	36,594	33,892	8%
Commercial	10,969	9,838	11%
Industrial	339	360	-6%

	47,902	44,090	9%

End User Transportation*	32,426	34,000	-5%

TOTAL SALES	80,328	78,090	3%

* Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q4 2008	Q4 2007	% Change

Residential	406,985	331,421	23%
Commercial	120,611	95,147	27%
Industrial	3,488	3,366	4%

	531,084	429,934	24%

End User Transportation*	39,166	38,205	3%

TOTAL REVENUES	570,250	468,139	22%

* Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2008	Q4 2007	% Change

Actuals	0	54	-100%
Normal	6	6

Deviation from normal	-100%	800%
Heating Degree Days
MichCon service territory

	Q4 2008	Q4 2007	% Change

Actuals	2,466	2,149	15%
Normal	2,350	2,355

Deviation from normal	5%	-9%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q4 2008	Q4 2007

Detroit Edison	1	3	Colder than normal weather increased Detroit Edison's earnings by $1M Q4 2008
MichCon	3	(5)	Colder than normal weather increased MichCon's earnings by $3M Q4 2008

Sales Analysis — YTD December 31, 2008
Electric Sales — Detroit Edison Service Area (GWh)

	2008	2007	% Change

Residential	15,492	16,147	-4%
Commercial	18,921	19,332	-2%
Industrial	13,086	13,338	-2%
Other	3,217	3,300	-3%

	50,716	52,117	-3%
Choice*	1,457	2,239	-35%

TOTAL SALES	52,173	54,356	-4%

* Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	2008	2007	% Change

Residential	1,726,154	1,739,309	-1%
Commercial	1,753,228	1,722,637	2%
Industrial	893,461	853,446	5%
Other	175,761	181,612	-3%

	4,548,604	4,497,004	1%
Choice*	34,371	45,766	-25%

TOTAL REVENUES	4,582,975	4,542,770	1%

* Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	2008	2007	% Change

Residential	109,684	111,501	-2%
Commercial	35,231	32,315	9%
Industrial	1,015	1,369	-26%

	145,930	145,185	1%

End User Transportation*	122,224	131,793	-7%

TOTAL SALES	268,154	276,978	-3%

* Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	2008	2007	% Change

Residential	1,237,581	1,127,063	10%
Commercial	389,503	321,452	21%
Industrial	11,015	13,127	-16%

	1,638,099	1,461,642	12%

End User Transportation*	104,433	139,742	-25%

TOTAL REVENUES	1,742,532	1,601,384	9%

* Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	2008	2007	% Change

Actuals	759	944	-20%
Normal	736	736

Deviation from normal	3%	28%

Heating Degree Days
MichCon service territory

	2008	2007	% Change

Actuals	6,682	6,257	7%
Normal	6,724	6,667

Deviation from normal	-1%	-6%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	2008	2007

Detroit Edison	2	27	Warmer than normal weather added $2 million to Detroit Edison's earnings in 2008
MichCon	0	(10)	Normal weather at MichCon in 2008

DTE Energy Company
Consolidated Statements of Operations (unaudited)

	Q4 2008
	Q4 2008 Reported	Operating	Q4 2008 Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	2,170	11	2,181

Operating Expenses
Fuel, purchased power and gas	974		974
Operation and maintenance	613	(9)	604
Depreciation, depletion and amortization	224		224
Taxes other than income	75		75
Gain on sale of non-utility business	—		—
Other asset (gains) and losses, reserves and impairments, net	(18)		(18)

	1,868	(9)	1,859

Operating Income	302	20	322

Other (Income) and Deductions
Interest expense	132		132
Interest income	(6)		(6)
Other income	(30)		(30)
Other expenses	19		19

	115	—	115

Income Before Income Taxes and Minority Interest	187	20	207

Income Tax Provision	57	7	64

Minority Interest	1		1

Income from Continuing Operations	129	13	142

Discontinued Operations
Income (loss) from discontinued operations, net of tax	—		—
Minority interest in discontinued operations	—		—

	—		—

Net Income	129	13	142

DTE Energy Company
Consolidated Statements of Operations (unaudited)

	December 31, 2008
	2008 Reported	Operating	2008 Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	9,329	21	9,350

Operating Expenses
Fuel, purchased power and gas	4,306		4,306
Operation and maintenance	2,694	(18)	2,676
Depreciation, depletion and amortization	901		901
Taxes other than income	304		304
Gain on sale of non-utility business	(128)	126	(2)
Other asset (gains) and losses, reserves and impairments, net	(11)		(11)

	8,066	108	8,174

Operating Income	1,263	(87)	1,176

Other (Income) and Deductions
Interest expense	503		503
Interest income	(19)		(19)
Other income	(104)		(104)
Other expenses	64		64

	444	—	444

Income Before Income Taxes and Minority Interest	819	(87)	732

Income Tax Provision	288	(32)	256

Minority Interest	5		5

Income from Continuing Operations	526	(55)	471

Discontinued Operations
Income (loss) from discontinued operations, net of tax	22	(20)	2
Minority interest in discontinued operations	2		2

	20	(20)	—

Net Income	546	(75)	471